Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT DECEMBER 31, 2022 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	—	11,434	—	11,434
Dallas, TX	9,767	348	—	10,115	—	10,115
Tampa, FL	5,220	196	—	5,416	—	5,416
Orlando, FL	5,274	633	—	5,907	—	5,907
Charlotte, NC	5,867	—	344	6,211	—	6,211
Austin, TX	6,829	—	350	7,179	—	7,179
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Nashville, TN	4,375	—	—	4,375	—	4,375
Houston, TX	4,867	308	—	5,175	—	5,175
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Phoenix, AZ	2,623	345	—	2,968	—	2,968
Fort Worth, TX	3,519	168	—	3,687	—	3,687
Northern Virginia	1,888	—	—	1,888	—	1,888
Richmond, VA	2,004	—	—	2,004	—	2,004
Savannah, GA	1,837	—	—	1,837	—	1,837
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Greenville, SC	2,355	—	—	2,355	—	2,355
Memphis, TN	1,811	—	—	1,811	—	1,811
Birmingham, AL	1,462	—	—	1,462	—	1,462
Denver, CO	812	306	—	1,118	—	1,118
San Antonio, TX	1,504	—	—	1,504	—	1,504
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	7,078	96	—	7,174	—	7,174
Total Multifamily Units	96,313	2,400	694	99,407	—	99,407
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of December 31, 2022			Average Effective	As of December 31, 2022
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended December 31, 2022	Completed Units	Total Units, Including Development
Atlanta, GA	$2,066,682	13.9%	96.1%	$1,827	11,434
Dallas, TX	1,537,679	10.4%	95.9%	1,630	10,115
Orlando, FL	1,013,392	6.8%	96.4%	1,951	5,907
Tampa, FL	987,051	6.7%	96.0%	2,063	5,416
Charlotte, NC	984,632	6.6%	96.1%	1,570	5,867
Austin, TX	875,479	5.9%	95.5%	1,622	6,829
Raleigh/Durham, NC	719,758	4.8%	96.4%	1,506	5,350
Houston, TX	684,472	4.6%	96.6%	1,391	5,175
Northern Virginia	567,972	3.8%	95.8%	2,248	1,888
Nashville, TN	550,620	3.7%	96.0%	1,671	4,375
Phoenix, AZ	474,405	3.2%	95.8%	1,761	2,968
Charleston, SC	419,758	2.8%	96.5%	1,675	3,168
Fort Worth, TX	380,266	2.6%	95.6%	1,546	3,687
Jacksonville, FL	301,655	2.0%	96.9%	1,538	3,496
Denver, CO	295,472	2.0%	94.5%	1,933	1,118
Richmond, VA	273,746	1.8%	96.4%	1,551	2,004
Fredericksburg, VA	250,661	1.7%	94.8%	1,773	1,435
Greenville, SC	232,148	1.6%	95.9%	1,286	2,355
Savannah, GA	221,598	1.5%	96.5%	1,604	1,837
Kansas City, MO-KS	190,333	1.3%	96.0%	1,514	1,110
San Antonio, TX	168,531	1.1%	95.0%	1,381	1,504
Birmingham, AL	166,708	1.1%	95.6%	1,353	1,462
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	194,929	1.3%	95.5%	1,311	2,754
Florida	182,834	1.2%	95.2%	1,788	1,806
Alabama	169,306	1.1%	95.4%	1,370	1,648
Virginia	157,423	1.1%	96.8%	1,724	1,039
Kentucky	96,655	0.7%	96.6%	1,144	1,308
Maryland	82,104	0.6%	96.7%	2,034	361
Nevada	73,999	0.5%	96.1%	1,575	721
South Carolina	38,252	0.3%	95.3%	1,142	576
Stabilized Communities	$14,358,520	96.7%	96.0%	$1,654	98,713
Charlotte, NC	139,167	0.9%	84.3%	2,062	344	344
Salt Lake City, UT	74,195	0.5%	—	—	—	400
Atlanta, GA	72,536	0.5%	—	—	—	340
Austin, TX	58,961	0.4%	65.1%	1,647	350	350
Phoenix, AZ	57,646	0.4%	—	—	—	317
Denver, CO	41,324	0.3%	—	—	—	352
Tampa, FL	32,553	0.2%	—	—	—	495
Raleigh/Durham, NC	13,445	0.1%	—	—	—	406
Lease-up / Development Communities	$489,827	3.3%	74.6%	$1,853	694	3,004
Total Multifamily Communities	$14,848,347	100.0%	95.9%	$1,655	99,407	101,717
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C. As of December 31, 2022, the gross investment in real estate for this community was $80.9 million and includes a mortgage note payable of $51.9 million. For the year ended December 31, 2022, this apartment community achieved NOI of $7.5 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of December 31, 2022		Three Months Ended
	Apartment Units	Gross Real Assets	December 31, 2022	December 31, 2021	Percent Change
Operating Revenues
Same Store Communities	96,313	$13,794,995	$502,695	$442,479	13.6%
Non-Same Store Communities	2,400	563,525	15,578	15,137
Lease-up/Development Communities	694	489,827	3,238	—
Total Multifamily Portfolio	99,407	$14,848,347	$521,511	$457,616
Commercial Property/Land	—	347,688	6,454	5,959
Total Operating Revenues	99,407	$15,196,035	$527,965	$463,575

Property Operating Expenses
Same Store Communities			$170,496	$158,054	7.9%
Non-Same Store Communities			6,647	6,426
Lease-up/Development Communities			1,203	81
Hurricane Expenses			227	—
Total Multifamily Portfolio			$178,573	$164,561
Commercial Property/Land			2,601	2,537
Total Property Operating Expenses			$181,174	$167,098

Net Operating Income
Same Store Communities			$332,199	$284,425	16.8%
Non-Same Store Communities			8,931	8,711
Lease-up/Development Communities			2,035	(81)
Hurricane Expenses			(227)	—
Total Multifamily Portfolio			$342,938	$293,055
Commercial Property/Land			3,853	3,422
Total Net Operating Income			$346,791	$296,477	17.0%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Year Ended
	December 31, 2022	December 31, 2021	Percent Change	December 31, 2022	December 31, 2021	Percent Change
Property Taxes	$63,567	$57,788	10.0%	$246,235	$231,240	6.5%
Personnel	36,635	34,800	5.3%	148,464	138,897	6.9%
Utilities	31,289	29,263	6.9%	124,259	117,376	5.9%
Building Repair and Maintenance	20,732	18,665	11.1%	86,642	77,442	11.9%
Office Operations	6,940	6,336	9.5%	27,704	23,380	18.5%
Insurance	6,971	6,241	11.7%	26,494	23,438	13.0%
Marketing	4,362	4,961	(12.1)%	22,216	21,889	1.5%
Total Property Operating Expenses (1)	$170,496	$158,054	7.9%	$682,014	$633,662	7.6%
(1)
Excludes $0.2 million and $1.8 million in storm-related expenses related to hurricanes during the three months and year ended December 31, 2022, respectively.

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Year Ended
	Apartment Units	Same Store NOI	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Atlanta, GA	11,434	12.8%	95.4%	95.7%	95.4%	95.5%
Dallas, TX	9,767	8.9%	95.5%	95.7%	95.6%	95.7%
Tampa, FL	5,220	7.0%	95.7%	96.6%	96.0%	97.1%
Orlando, FL	5,274	6.5%	96.1%	96.4%	96.2%	96.0%
Charlotte, NC	5,867	6.4%	95.7%	96.0%	95.8%	96.2%
Austin, TX	6,829	6.0%	94.8%	95.1%	95.2%	95.6%
Raleigh/Durham, NC	5,350	5.5%	95.6%	95.5%	95.6%	95.9%
Nashville, TN	4,375	4.8%	95.7%	95.7%	95.8%	95.6%
Charleston, SC	3,168	3.8%	95.8%	96.0%	95.9%	96.3%
Houston, TX	4,867	3.6%	95.9%	96.2%	95.6%	95.3%
Jacksonville, FL	3,496	3.4%	96.2%	97.2%	96.5%	97.5%
Phoenix, AZ	2,623	3.3%	96.1%	96.6%	95.9%	96.9%
Fort Worth, TX	3,519	3.2%	95.1%	96.1%	95.5%	96.2%
Northern Virginia	1,888	2.9%	96.0%	95.5%	95.7%	95.6%
Richmond, VA	2,004	2.1%	96.0%	96.1%	96.1%	96.6%
Savannah, GA	1,837	2.0%	96.1%	97.2%	96.7%	97.3%
Greenville, SC	2,355	2.0%	96.1%	95.9%	96.3%	96.3%
Fredericksburg, VA	1,435	1.8%	95.9%	96.4%	96.3%	97.0%
Memphis, TN	1,811	1.5%	95.1%	96.1%	95.0%	97.0%
Birmingham, AL	1,462	1.2%	95.9%	95.2%	95.8%	96.3%
San Antonio, TX	1,504	1.1%	94.8%	95.6%	95.6%	96.1%
Denver, CO	812	1.1%	95.4%	94.5%	95.7%	94.8%
Huntsville, AL	1,228	1.1%	95.4%	96.0%	95.6%	96.8%
Kansas City, MO-KS	1,110	1.1%	95.9%	95.8%	95.7%	95.3%
Other	7,078	6.9%	95.8%	96.3%	96.0%	96.7%
Total Same Store	96,313	100.0%	95.6%	96.0%	95.7%	96.1%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2022	Q4 2021	% Chg	Q4 2022 (1)	Q4 2021	% Chg	Q4 2022	Q4 2021	% Chg	Q4 2022	Q4 2021	% Chg
Atlanta, GA	11,434	$65,166	$57,933	12.5%	$22,590	$20,417	10.6%	$42,576	$37,516	13.5%	$1,827	$1,611	13.4%
Dallas, TX	9,767	49,727	43,479	14.4%	20,106	18,751	7.2%	29,621	24,728	19.8%	1,619	1,403	15.4%
Tampa, FL	5,220	33,693	28,886	16.6%	10,425	9,225	13.0%	23,268	19,661	18.3%	2,065	1,730	19.4%
Orlando, FL	5,274	32,027	27,000	18.6%	10,280	9,102	12.9%	21,747	17,898	21.5%	1,919	1,594	20.4%
Charlotte, NC	5,867	29,158	25,704	13.4%	8,035	7,664	4.8%	21,123	18,040	17.1%	1,570	1,365	15.0%
Austin, TX	6,829	35,160	30,929	13.7%	15,359	13,373	14.9%	19,801	17,556	12.8%	1,622	1,403	15.6%
Raleigh/Durham, NC	5,350	25,895	22,248	16.4%	7,467	7,096	5.2%	18,428	15,152	21.6%	1,506	1,292	16.5%
Nashville, TN	4,375	23,059	20,125	14.6%	7,055	6,690	5.5%	16,004	13,435	19.1%	1,671	1,436	16.4%
Charleston, SC	3,168	16,999	14,380	18.2%	4,297	4,999	(14.0)%	12,702	9,381	35.4%	1,675	1,410	18.8%
Houston, TX	4,867	21,628	19,825	9.1%	9,634	9,537	1.0%	11,994	10,288	16.6%	1,382	1,266	9.2%
Jacksonville, FL	3,496	16,603	14,681	13.1%	5,326	4,760	11.9%	11,277	9,921	13.7%	1,538	1,325	16.1%
Phoenix, AZ	2,623	14,499	12,753	13.7%	3,451	3,146	9.7%	11,048	9,607	15.0%	1,747	1,511	15.6%
Fort Worth, TX	3,519	17,873	15,825	12.9%	7,181	6,452	11.3%	10,692	9,373	14.1%	1,540	1,351	14.0%
Northern Virginia	1,888	13,222	11,994	10.2%	3,718	3,775	(1.5)%	9,504	8,219	15.6%	2,248	2,047	9.8%
Richmond, VA	2,004	9,995	8,827	13.2%	3,149	2,791	12.8%	6,846	6,036	13.4%	1,551	1,373	12.9%
Savannah, GA	1,837	9,609	8,165	17.7%	2,840	2,839	0.0%	6,769	5,326	27.1%	1,604	1,337	20.0%
Greenville, SC	2,355	10,058	8,911	12.9%	3,392	3,290	3.1%	6,666	5,621	18.6%	1,286	1,134	13.3%
Fredericksburg, VA	1,435	8,187	7,727	6.0%	2,211	2,085	6.0%	5,976	5,642	5.9%	1,773	1,673	6.0%
Memphis, TN	1,811	7,816	7,114	9.9%	2,717	2,496	8.9%	5,099	4,618	10.4%	1,348	1,221	10.4%
Birmingham, AL	1,462	6,446	5,917	8.9%	2,440	2,351	3.8%	4,006	3,566	12.3%	1,353	1,209	11.9%
San Antonio, TX	1,504	6,547	5,874	11.5%	2,810	2,461	14.2%	3,737	3,413	9.5%	1,381	1,205	14.6%
Denver, CO	812	5,019	4,484	11.9%	1,340	1,268	5.7%	3,679	3,216	14.4%	1,934	1,752	10.4%
Huntsville, AL	1,228	5,288	4,794	10.3%	1,704	1,601	6.4%	3,584	3,193	12.2%	1,296	1,159	11.8%
Kansas City, MO-KS	1,110	5,306	4,837	9.7%	1,771	1,640	8.0%	3,535	3,197	10.6%	1,514	1,372	10.4%
Other	7,078	33,715	30,067	12.1%	11,198	10,245	9.3%	22,517	19,822	13.6%	1,507	1,320	14.2%
Total Same Store	96,313	$502,695	$442,479	13.6%	$170,496	$158,054	7.9%	$332,199	$284,425	16.8%	$1,646	$1,433	14.9%
(1)
Excludes $0.2 million in storm-related expenses related to hurricanes.

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2022	Q3 2022	% Chg	Q4 2022 (1)	Q3 2022 (2)	% Chg	Q4 2022	Q3 2022	% Chg	Q4 2022	Q3 2022	% Chg
Atlanta, GA	11,434	$65,166	$64,073	1.7%	$22,590	$23,756	(4.9)%	$42,576	$40,317	5.6%	$1,827	$1,793	1.9%
Dallas, TX	9,767	49,727	49,111	1.3%	20,106	20,199	(0.5)%	29,621	28,912	2.5%	1,619	1,585	2.2%
Tampa, FL	5,220	33,693	32,897	2.4%	10,425	11,001	(5.2)%	23,268	21,896	6.3%	2,065	2,015	2.5%
Orlando, FL	5,274	32,027	31,271	2.4%	10,280	11,406	(9.9)%	21,747	19,865	9.5%	1,919	1,864	2.9%
Charlotte, NC	5,867	29,158	28,955	0.7%	8,035	8,513	(5.6)%	21,123	20,442	3.3%	1,570	1,543	1.8%
Austin, TX	6,829	35,160	34,889	0.8%	15,359	15,303	0.4%	19,801	19,586	1.1%	1,622	1,598	1.5%
Raleigh/Durham, NC	5,350	25,895	25,425	1.8%	7,467	8,018	(6.9)%	18,428	17,407	5.9%	1,506	1,474	2.2%
Nashville, TN	4,375	23,059	22,781	1.2%	7,055	7,818	(9.8)%	16,004	14,963	7.0%	1,671	1,634	2.3%
Charleston, SC	3,168	16,999	16,577	2.5%	4,297	5,286	(18.7)%	12,702	11,291	12.5%	1,675	1,625	3.1%
Houston, TX	4,867	21,628	21,283	1.6%	9,634	9,420	2.3%	11,994	11,863	1.1%	1,382	1,363	1.4%
Jacksonville, FL	3,496	16,603	16,394	1.3%	5,326	5,754	(7.4)%	11,277	10,640	6.0%	1,538	1,510	1.9%
Phoenix, AZ	2,623	14,499	14,291	1.5%	3,451	3,632	(5.0)%	11,048	10,659	3.6%	1,747	1,713	2.0%
Fort Worth, TX	3,519	17,873	17,633	1.4%	7,181	7,538	(4.7)%	10,692	10,095	5.9%	1,540	1,509	2.1%
Northern Virginia	1,888	13,222	13,002	1.7%	3,718	4,358	(14.7)%	9,504	8,644	9.9%	2,248	2,211	1.7%
Richmond, VA	2,004	9,995	9,911	0.8%	3,149	3,257	(3.3)%	6,846	6,654	2.9%	1,551	1,525	1.7%
Savannah, GA	1,837	9,609	9,457	1.6%	2,840	3,242	(12.4)%	6,769	6,215	8.9%	1,604	1,570	2.1%
Greenville, SC	2,355	10,058	9,936	1.2%	3,392	3,602	(5.8)%	6,666	6,334	5.2%	1,286	1,256	2.4%
Fredericksburg, VA	1,435	8,187	8,078	1.3%	2,211	2,326	(4.9)%	5,976	5,752	3.9%	1,773	1,763	0.6%
Memphis, TN	1,811	7,816	7,721	1.2%	2,717	2,887	(5.9)%	5,099	4,834	5.5%	1,348	1,339	0.7%
Birmingham, AL	1,462	6,446	6,483	(0.6)%	2,440	2,502	(2.5)%	4,006	3,981	0.6%	1,353	1,342	0.8%
San Antonio, TX	1,504	6,547	6,515	0.5%	2,810	2,855	(1.6)%	3,737	3,660	2.1%	1,381	1,361	1.5%
Denver, CO	812	5,019	4,916	2.1%	1,340	1,467	(8.7)%	3,679	3,449	6.7%	1,934	1,898	1.9%
Huntsville, AL	1,228	5,288	5,197	1.8%	1,704	1,773	(3.9)%	3,584	3,424	4.7%	1,296	1,281	1.2%
Kansas City, MO-KS	1,110	5,306	5,256	1.0%	1,771	2,037	(13.1)%	3,535	3,219	9.8%	1,514	1,486	1.8%
Other	7,078	33,715	33,325	1.2%	11,198	11,811	(5.2)%	22,517	21,514	4.7%	1,507	1,481	1.8%
Total Same Store	96,313	$502,695	$495,377	1.5%	$170,496	$179,761	(5.2)%	$332,199	$315,616	5.3%	$1,646	$1,614	2.0%
(1)
Excludes $0.2 million in storm-related expenses related to hurricanes.
(2)
Excludes $1.6 million in storm-related expenses related to hurricanes.

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO FULL YEAR COMPARISONS AS OF DECEMBER 31, 2022 AND 2021

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2022	Q4 2021	% Chg	Q4 2022 (1)	Q4 2021	% Chg	Q4 2022	Q4 2021	% Chg	Q4 2022	Q4 2021	% Chg
Atlanta, GA	11,434	$250,477	$222,007	12.8%	$89,778	$82,666	8.6%	$160,699	$139,341	15.3%	$1,743	$1,536	13.5%
Dallas, TX	9,767	190,128	166,499	14.2%	77,560	74,308	4.4%	112,568	92,191	22.1%	1,536	1,340	14.6%
Tampa, FL	5,220	127,805	109,245	17.0%	41,941	37,372	12.2%	85,864	71,873	19.5%	1,943	1,624	19.6%
Orlando, FL	5,274	120,555	102,651	17.4%	41,448	37,015	12.0%	79,107	65,636	20.5%	1,793	1,515	18.3%
Charlotte, NC	5,867	111,887	99,145	12.9%	32,710	30,733	6.4%	79,177	68,412	15.7%	1,490	1,307	14.1%
Austin, TX	6,829	134,997	117,757	14.6%	58,696	53,933	8.8%	76,301	63,824	19.5%	1,546	1,340	15.4%
Raleigh/Durham, NC	5,350	98,179	86,043	14.1%	30,628	28,685	6.8%	67,551	57,358	17.8%	1,421	1,234	15.1%
Nashville, TN	4,375	87,948	77,087	14.1%	29,318	27,674	5.9%	58,630	49,413	18.7%	1,577	1,371	15.0%
Charleston, SC	3,168	63,896	55,019	16.1%	19,838	20,012	(0.9)%	44,058	35,007	25.9%	1,568	1,337	17.3%
Houston, TX	4,867	83,856	76,760	9.2%	36,999	35,193	5.1%	46,857	41,567	12.7%	1,337	1,231	8.6%
Jacksonville, FL	3,496	63,883	55,456	15.2%	21,385	19,048	12.3%	42,498	36,408	16.7%	1,462	1,245	17.5%
Phoenix, AZ	2,623	55,504	47,864	16.0%	13,890	12,964	7.1%	41,614	34,900	19.2%	1,660	1,412	17.6%
Fort Worth, TX	3,519	68,589	60,852	12.7%	27,785	25,313	9.8%	40,804	35,539	14.8%	1,467	1,289	13.8%
Northern Virginia	1,888	50,888	47,702	6.7%	15,776	15,521	1.6%	35,112	32,181	9.1%	2,162	2,021	7.0%
Richmond, VA	2,004	38,372	34,280	11.9%	12,598	11,271	11.8%	25,774	23,009	12.0%	1,482	1,308	13.3%
Savannah, GA	1,837	36,489	30,668	19.0%	12,089	11,439	5.7%	24,400	19,229	26.9%	1,505	1,253	20.2%
Greenville, SC	2,355	38,586	34,270	12.6%	13,997	13,347	4.9%	24,589	20,923	17.5%	1,222	1,072	14.0%
Fredericksburg, VA	1,435	31,995	29,456	8.6%	9,017	8,329	8.3%	22,978	21,127	8.8%	1,731	1,579	9.6%
Memphis, TN	1,811	30,255	27,145	11.5%	10,954	10,263	6.7%	19,301	16,882	14.3%	1,308	1,146	14.1%
Birmingham, AL	1,462	25,220	22,930	10.0%	9,613	9,008	6.7%	15,607	13,922	12.1%	1,303	1,161	12.2%
San Antonio, TX	1,504	25,237	22,673	11.3%	11,002	10,213	7.7%	14,235	12,460	14.2%	1,317	1,167	12.9%
Denver, CO	812	19,322	17,394	11.1%	5,468	5,180	5.6%	13,854	12,214	13.4%	1,859	1,687	10.2%
Huntsville, AL	1,228	20,484	18,528	10.6%	6,868	6,080	13.0%	13,616	12,448	9.4%	1,246	1,109	12.4%
Kansas City, MO-KS	1,110	20,445	18,716	9.2%	7,407	6,875	7.7%	13,038	11,841	10.1%	1,452	1,330	9.2%
Other	7,078	129,712	115,087	12.7%	45,249	41,220	9.8%	84,463	73,867	14.3%	1,381	1,205	14.6%
Total Same Store	96,313	$1,924,709	$1,695,234	13.5%	$682,014	$633,662	7.6%	$1,242,695	$1,061,572	17.1%	$1,565	$1,365	14.6%
(1)
Excludes $1.8 million in storm-related expenses related to hurricanes.

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of			Development Costs as of
		December 31, 2022			December 31, 2022				Expected
					Expected	Spend	Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
Novel West Midtown (2)	Atlanta, GA	340	—	—	89,500	72,536	16,964	2Q21	1Q23	3Q23	3Q24
Novel Val Vista (2)	Phoenix, AZ	317	—	—	77,200	57,646	19,554	4Q20	3Q23	1Q24	1Q25
Novel Daybreak (2)	Salt Lake City, UT	400	—	—	94,000	74,195	19,805	2Q21	1Q23	4Q23	4Q24
MAA Milepost 35	Denver, CO	352	—	—	125,000	41,324	83,676	1Q22	4Q23	4Q24	3Q25
MAA Nixie	Raleigh, NC	406	—	—	145,500	13,445	132,055	4Q22	4Q24	3Q25	3Q26
MAA Breakwater	Tampa, FL	495	—	—	197,500	32,553	164,947	4Q22	1Q25	4Q25	4Q26
Total Active		2,310	—	—	$728,700	$291,699	$437,001

(1) Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.

(2) MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of December 31, 2022
	Location	Total Units	Physical Occupancy	Spend to Date	Construction Completed	Expected Stabilization (1)
MAA LoSo	Charlotte, NC	344	84.3%	139,167	(2)	2Q23
MAA Windmill Hill	Austin, TX	350	65.1%	58,961	4Q22	4Q23
Total		694	74.6%	$198,128

(1) Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.

(2) Property was acquired while in lease-up; construction was completed prior to acquisition by MAA.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

Year ended December 31, 2022
Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
6,574	$40,161	$6,109	$133	10.0%	10,000 - 13,000

Supplemental Data S-8

2022 ACQUISITION ACTIVITY

Multifamily Acquisitions	Market	Apartment Units	Closing Date
MAA Hampton Preserve II	Tampa, FL	196	July 2022
MAA LoSo	Charlotte, NC	344	September 2022
Alta 10th (1)	Charlotte, NC	305	December 2022
(1)
Represents a pre-purchase multifamily development. Approximately $10 million has been funded as of December 31, 2022, primarily related to land, with development expected to begin in the second half of 2023. MAA owns 95% of the joint venture that owns this property.

Land Acquisition	Market	Acreage	Closing Date
MAA Florida Street Station	Denver, CO	4	March 2022
MAA Packing District	Orlando, FL	4	May 2022
MAA Panorama	Denver, CO	6	July 2022
MAA Nixie	Raleigh, NC	6	November 2022

2022 DISPOSITION ACTIVITY

Multifamily Dispositions	Market	Apartment Units	Closing Date
MAA Deer Run	Fort Worth, TX	304	June 2022
MAA Oakbend	Fort Worth, TX	426	June 2022
Post Park Maryland	Maryland, MD	396	October 2022
Stassney Woods	Austin, TX	288	December 2022

Land Dispositions	Market	Acreage	Closing Date
Colonial Promenade	Huntsville, AL	2	April 2022
Colonial Promenade	Huntsville, AL	3	August 2022

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2022

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,394,903	99.5%	3.4%	8.0
Floating rate debt	20,000	0.5%	4.7%	0.1
Total	$4,414,903	100.0%	3.4%	7.9

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,050,910	91.8%	3.4%	6.3
Secured debt	363,993	8.2%	4.4%	25.8
Total	$4,414,903	100.0%	3.4%	7.9

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q4 2022 NOI	Percent of Total
Unencumbered gross assets	$14,720,706	94.7%	$330,039	95.2%
Encumbered gross assets	823,206	5.3%	16,752	4.8%
Total	$15,543,912	100.0%	$346,791	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2023	$349,509	4.2%
2024	398,842	4.0%
2025	401,751	4.2%
2026	297,202	1.2%
2027	596,548	3.7%
2028	396,695	4.2%
2029	559,082	3.7%
2030	297,542	3.1%
2031	444,985	1.8%
2032	—	—
Thereafter	652,747	3.8%
Total	$4,394,903	3.4%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2022 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper & Revolving Credit Facility ⁽¹⁾ ⁽²⁾	Public Bonds	Secured	Total
2023	$20,000	$349,509	$—	$369,509
2024	—	398,842	—	398,842
2025	—	397,773	3,978	401,751
2026	—	297,202	—	297,202
2027	—	596,548	—	596,548
2028	—	396,695	—	396,695
2029	—	559,082	—	559,082
2030	—	297,542	—	297,542
2031	—	444,985	—	444,985
2032	—	—	—	—
Thereafter	—	292,732	360,015	652,747
Total	$20,000	$4,030,910	$363,993	$4,414,903
(1)
There was $20.0 million outstanding under MAALP’s unsecured commercial paper program as of December 31, 2022. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended December 31, 2022, average daily borrowings outstanding under the commercial paper program were $79.1 million.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of December 31, 2022. The unsecured revolving credit facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	28.4%	Yes
Total secured debt to adjusted total assets	40% or less	2.3%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	7.2x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	355.3%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	19.5%	Yes
Total secured debt to total capitalized asset value	40% or Less	1.7%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	7.2x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	18.7%	Yes

(1) The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

2023 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP financial measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected Core FFO per Share and Core AFFO per Share is provided below.

	Full Year 2023
Earnings:	Range	Midpoint
Earnings per common share - diluted	$5.97 to $6.37	$6.17
Core FFO per Share - diluted	$8.88 to $9.28	$9.08
Core AFFO per Share - diluted	$7.96 to $8.36	$8.16

MAA Same Store Portfolio:
Number of units	95,285	95,285
Average physical occupancy	95.6% to 96.0%	95.80%
Property revenue growth	5.25% to 7.25%	6.25%
Effective rent growth	6.00% to 8.00%	7.00%
Property operating expense growth	5.15% to 7.15%	6.15%
NOI growth	5.30% to 7.30%	6.30%
Real estate tax expense growth	5.50% to 7.00%	6.25%

Corporate Expenses: ($ in millions)
Property management expenses	$72.0 to $74.0	$73.0
General and administrative expenses	$54.5 to $56.5	$55.5
Total overhead	$126.5 to $130.5	$128.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$350.0 to $450.0	$400.0
Multifamily disposition volume	$250.0 to $350.0	$300.0
Development investment	$250.0 to $350.0	$300.0

Debt:
Average effective interest rate	3.4% to 3.6%	3.5%
Capitalized interest ($ in millions)	$12.0 to $14.0	$13.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.5 to 120.0 million	119.75 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2023 GUIDANCE

	Full Year 2023 Guidance Range
	Low	High
Earnings per common share - diluted	$5.97	$6.37
Real estate depreciation and amortization	4.72	4.72
Gains on sale of depreciable assets	(1.82)	(1.82)
FFO per Share - diluted	8.87	9.27
Non-Core FFO items (1)	0.01	0.01
Core FFO per Share - diluted	8.88	9.28
Recurring capital expenditures	(0.92)	(0.92)
Core AFFO per Share - diluted	$7.96	$8.36
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges (recoveries), net, gain or loss on debt extinguishment, legal costs and settlements, net, COVID-19 related costs and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	Baa1	Positive
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Earnings release & conference call	Late April	Late July	Late October	Early February

Dividend Information - Common Shares:	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Declaration date	12/7/2021	3/22/2022	5/17/2022	9/27/2022	12/13/2022
Record date	1/14/2022	4/14/2022	7/15/2022	10/14/2022	1/13/2023
Payment date	1/31/2022	4/29/2022	7/29/2022	10/31/2022	1/31/2023
Distributions per share	$1.0875	$1.0875	$1.2500	$1.2500	$1.4000

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12